KEMPER
INTERNATIONAL FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED OCTOBER 31, 1997

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities

"...the portfolio was consistently overweighted in Europe, increasingly underweighted in Japan and ... Southeast Asia..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
16
REPORT OF INDEPENDENT AUDITORS
17
FINANCIAL STATEMENTS
19
NOTES TO FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
------------------------------------------------------------------------------

CLASS A                                           13.49%
CLASS B                                           12.32%
CLASS C                                           12.45%
LIPPER INTERNATIONAL FUNDS CATEGORY AVERAGE*      10.39%

------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   10/31/97   10/31/96
------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS A                              $12.68     $11.96
------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS B                              $12.50     $11.81
------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
CLASS C                              $12.51     $11.81
------------------------------------------------------------------------------

------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
LIPPER RANKINGS*
------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                 CLASS A               CLASS B            CLASS C
------------------------------------------------------------------------------
1-YEAR       #129 OF 406 FUNDS      #142 OF 406 FUNDS  140 OF 406 FUNDS
------------------------------------------------------------------------------
5-YEAR       #36 OF 102 FUNDS               N/A                N/A
------------------------------------------------------------------------------
10-YEAR      #12 OF 32 FUNDS                N/A                N/A
------------------------------------------------------------------------------
15-YEAR      # 5 OF 10 FUNDS                N/A                N/A
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DIVIDEND REVIEW
------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER INTERNATIONAL FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                 CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------
INCOME DIVIDEND  $0.1250   $0.0163   $0.0199
------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN     $0.0200   $0.0200   $0.0200
------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN     $0.6600   $0.6600   $0.6600
------------------------------------------------------------------------------

Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

TERMS TO KNOW

YOUR FUND'S STYLE

------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
------------------------------------------------------------------------------

[MORNINGSTAR STYLE BOX]


MORNINGSTAR EQUITY STYLE BOX Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of October 31, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

Stephen B. Timbers is president, chief executive and chief investment officer of Zurich Kemper Investments, Inc. (ZKI). ZKI and its affiliates manage approximately $86 billion in assets, including $49 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDERS,

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

  Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high -- as our equity market was for most of this year -- they are vulnerable to relatively minor disappointments.

  As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

  But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market -- resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

  But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. By Wednesday, November 19, the Dow Jones Industrial Average had climbed back to where it was before Gray Monday, October 27, 1997. It took only 26 days to recoup -- contrast that with the 463 days needed to recoup from Black Monday. The market did not recover from its 22.6 percent October 19, 1987, market correction until January 24, 1989. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

  Our recent experience supported many of the basic tenets of investing:

  - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

  - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

  - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

  Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
  THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                NOW (11/30/97)          6 MONTHS AGO            1 YEAR AGO              2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.88                    6.49                   6.3                      5.71
PRIME RATE(2)                        8.5                     8.5                    8.25                     8.65
INFLATION RATE(3)*                   2.08                    2.3                    3.25                     2.6
THE U.S. DOLLAR(4)                   9.65                    5.52                   4.36                    -2.58
CAPITAL GOODS ORDERS(5)*             9.92                    7.16                   3.3                      8.09
INDUSTRIAL PRODUCTION(5)*            5.51                    4.23                   4.33                     3.4
EMPLOYMENT GROWTH(6)                 2.52                    2.13                   2.15                     1.91

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of October 31, 1997.

Sources: Economics Department, Zurich Kemper Investments, Inc.


  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
ZURICH KEMPER INVESTMENTS INC.

December 4, 1997

PERFORMANCE UPDATE

[FERRO PHOTO]

DENNIS FERRO IS CHIEF EXECUTIVE OF ZURICH INVESTMENT MANAGEMENT LTD. (LONDON) AND HEAD OF GLOBAL EQUITY INVESTMENTS. HE HOLDS AN M.B.A. IN FINANCE FROM ST. JOHN'S UNIVERSITY IN NEW YORK AND A BACHELOR'S DEGREE FROM VILLANOVA UNIVERSITY IN PENNSYLVANIA. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND
OTHER CONDITIONS.

A FOCUS ON EUROPE, REDUCED EXPOSURE TO JAPAN AND AN INVESTMENT PROCESS THAT HELPED FUND MANAGEMENT AVOID MUCH OF THE SOUTHEAST ASIA DOWNSLIDE HELPED KEMPER INTERNATIONAL FUND MORE THAN DOUBLE THE RETURN OF ITS BENCHMARK INDEX. PORTFOLIO MANAGER DENNIS FERRO DISCUSSES THE FUND'S PERFORMANCE AND WORLD MARKET ACTIVITY.

Q     WHAT DID YOU SEE HAPPENING IN THE GLOBAL ECONOMY DURING THE PERIOD?


A     In Europe, we saw the continuation of modest but consistent economic expansion. Although the high unemployment levels that have plagued the region for the last several years have not meaningfully improved, there has been some increase in economic activity, industrial production and exports. Throughout the past year, interest rates were generally modest which helped economic expansion and there was some modest pick-up in retail spending and consumer confidence.

      In Japan, we saw little forward progress. A new fiscal program was implemented that had a tightening effect on the economy and prevented economic activity from expanding as hoped. As a result, the Japanese economy and corporate activity remained somewhat flat. In addition, the financial sector made little discernible progress in improving its financial position.

      In Southeast Asia, economic growth was stalled as most countries experienced slowdowns in their own economies. Financial strains began to pop up as banks and the real estate sector showed signs of being overextended. In addition, corporate profits did not seem to be growing at a pace similar to that forecasted for gross domestic product. In our opinion, the rates of economic growth had been overstated.

      Latin American economies were generally positive as domestic markets recovered from the downturn of two years ago. Expanding trade with the U.S. also had a positive effect.


Q     KEMPER INTERNATIONAL FUND ENDED THE PERIOD UP 13.49 PERCENT (CLASS A
SHARES, UNADJUSTED FOR SALES CHARGE), STRONGLY OUTPERFORMING THE EAFE INDEX* RETURN OF 4.92 PERCENT. WHAT STEPS DID YOU AND YOUR TEAM TAKE TO ACHIEVE THESE IMPRESSIVE RESULTS?

A     Within the economic environment that I described, we attempted to move to those markets and market segments that had the highest growth potential and the least amount of economic or valuation risk. With this criteria in mind, the portfolio was consistently overweighted in Europe, increasingly underweighted in Japan and, especially during the second half of the fiscal year, underweighted in Southeast Asia. We stayed focused on high-quality companies in Asia that had some ability to weather the storms that started in those markets during the summer months and came to a head in late October. Our primary exposure in Southeast Asia was Hong Kong which, despite its volatility at the end of the fiscal year, was still the best performing market in the region.

 PERFORMANCE UPDATE


   In Europe, our focus on economies and sectors benefiting from the lower interest rates was an important theme. The Spanish and Italian markets offered very good value as those economies restructured to meet the European Monetary Union (EMU) requirements. The Netherlands, where we found companies that combined strong management and consistent earnings, was also an attractive market. In Latin America we focused primarily on Mexico where we selected companies with broad exposure to the domestic market that are playing a strong role in the country's economic recovery.

* The EAFE index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.



Q     AND WHAT INDUSTRIES ARE YOU FOCUSING ON IN THE FUND?


A     In Europe we have continued to focus on the pharmaceutical sector with holdings in Roche and Novartis in Switzerland and Glaxo Wellcome and Zeneca in the United Kingdom. Pharmaceuticals are benefiting from increased demand due to a growing global marketplace and strong new product research and development. We also focused on financials, a sector benefiting from the moderate inflation and lower interest rates in the region. We sought well-managed companies that generate improved profitability through a mix of business. Financial holdings that we believe meet these criteria are ING Groep and Aegon in the Netherlands, and Barclays in the UK.

      We focused on companies that demonstrated an ability to be global and that generate high relative returns on equity and capital in their industries. Although the Japanese market as a whole has done poorly, Honda, for example, has done well because of its global position. Canon is also a company with a strong domestic presence that participates in the global market and does so successfully.

      In Latin America we invested in companies that are participating in the domestic revival of the economies. In Mexico that includes Cementos Mexicanos and Kimberly-Clark de Mexico.

      We also focused on mid-cap companies that have strong local franchises. An example would be Nedcon Groep, an inventory management company in the Netherlands, and Shokkoh Fund, a commercial finance company in Japan. Temporary employment and corporate services companies are also growing in Europe and they tend to be smaller, domestic companies. In this industry we held Rentokil Group in the UK and Prosegur in Spain.


Q      THE PERIOD ENDED WITH MARKET TURMOIL THROUGHOUT THE WORLD SPARKED BY THE
PROBLEMS IN SOUTHEAST ASIA. YOU HAVE MENTIONED THAT THE FUND HAD A LESSER WEIGHTING IN ASIA; WHAT PROCESS DID YOU AND YOUR TEAM USE TO SUCCESSFULLY AVOID MUCH OF THE DOWNTURN IN THAT REGION?


A     We utilized a proprietary market valuation model that helps us identify both opportunity and risk in various markets. This model identified an above average level of risk in the Asian markets early in the new year. As a result of that, we were consistently underweighted in the markets that saw such large drops. We believe the problems in Asia aren't over yet and we expect to see continued downgrades in earnings forecasts. The potential for loan loss surprises in the region remains very high. We plan to continue to be very conservative with our investments in the region.



Q     HOW DID THE DIFFERENT WORLD MARKETS PERFORM?


A     In general, top performance came from the European markets and the weaker markets were those in Southeast Asia. The chart on page 9 shows the top five and bottom five markets and their returns. It is interesting to note that even during this period of booming U.S. market performance, the Standard & Poor's 500 Stock Index** was up 32.10 percent putting it in sixth place for the period.

** The Standard & Poor's 500 Stock Index is a broad-based measurement of U.S.
   market activity based on the average performance of 500 widely held common stocks.



Q     WHILE IT WAS A GOOD YEAR FOR THE FUND, WERE THERE ANY MISSES?


A     Having even less exposure to Japan and more with the markets that provided extraordinary performance would have even further boosted our results. But, the companies we owned in Japan have performed extremely well relative to that market. To turn the question around a bit, we did "miss" a lot of the downside in Southeast Asia which was obviously a positive.



Q     WHAT, IF ANY, WAS YOUR HEDGING STRATEGY DURING THE YEAR?


A Our hedging during the period was a net positive but more so during the first half of the fiscal year. As the dollar weakened slightly, the hedge had more of a neutral to slightly negative effect on performance. We had a larger hedge during the first half when the dollar was exerting most of its strength and we did cut down the size of

PERFORMANCE UPDATE

the hedge during the second half of the year. In October we eliminated the hedges.

      The U. S. dollar has had a meaningful move over the last two years and while it has been benefiting most recently from a move towards safety by some international investors, from a trade standpoint the dollar is reasonably valued and I don't expect any major shifts from here. We feel the potential for rates in Europe to rise relative to the U.S. over the next two years will keep a lid on the dollar from here on.



Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?


A     We believe growth in the Western economies will be good although there may be some modest trimming as a result of the problems in Asia. Monetary policies should continue to support economic expansion and interest rates in a low inflationary environment should continue to support above average equity valuations. Companies should be able to generate consistent growth in earnings and attractive returns on capital going forward due to this positive economic environment.

      In Europe, EMU efforts will benefit those companies that have efficiency of scale and strong marketing because they will have a broader market to work in with fewer trade barriers. As the European market becomes one, it will be a wider and deeper marketplace for companies to participate in.

      In emerging markets, we plan to primarily concentrate on Southeast Asia and Latin America. We do think there are manufacturing companies in Southeast Asia that are attractive and we will look very closely at the financial strength and product menu of these companies to identify those that can compete going forward. The stronger companies will be major beneficiaries of the decline in Asian currencies. In Latin America we believe the fundamental story remains very strong. The economic recovery and an increased focus on containing inflation and maintaining a positive economic environment should be good for companies overall.

  We don't see any early solutions to the fundamental problems in Japan and Southeast Asia but we do think combined world financial support and economic growth elsewhere will eventually lead to a recovery in that region.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED OCTOBER 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                            LIFE
                                          1-YEAR    5-YEAR   10-YEAR      OF CLASS
----------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS A          6.96%    12.28%    9.86%        12.20%      (since 5/21/81)
----------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS B           9.32      N/A      N/A          8.66       (since 5/31/94)
----------------------------------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS C          12.45      N/A      N/A          9.17       (since 5/31/94)
----------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 5/21/81 to 10/31/97
-------------------------------------------------------------------------------

                                     5/21/81    12/31/86     12/31/91      10/31/97
-----------------------------------------------------------------------------------
Kemper International Fund Class A(1)    10000     25248        37718        66392
EAFE Index+                             10000     35398        54440        83573
Consumer Price Index++                  10000     12305        15356        17951


                                  [LINE GRAPH]

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 5/31/94 to 10/31/97
-------------------------------------------------------------------------------

                                     5/31/94    12/31/94   12/31/95   12/31/96   10/31/97
-----------------------------------------------------------------------------------------
Kemper International Fund Class B(1)    10000      9761       10929      12677      13286
EAFE Index+                             10000     10063       11226      11940      12199
Consumer Price Index++                  10000     10149       10407      10753      10929

                                  [LINE GRAPH]

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL FUND CLASS C
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/94 to 10/31/97
-------------------------------------------------------------------------------

                                      5/31/94    12/31/94   12/31/95   12/31/96  10/31/97
-----------------------------------------------------------------------------------------
Kemper International Fund Class C(1)    10000       9761      10929      12681      13501
EAFE Index+                             10000      10063      11226      11940      12199
Consumer Price Index++                  10000      10149      10407      10753      10929

Returns are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1 year, 3 percent; 5 year, 1 percent; since inception, 0 percent. For Class C shares there is no adjustment for sales charge. For Class B shares, the maximum CDSC is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the CDSC in effect at the end of the period for Class B shares. In comparing Kemper International Fund Class A and Class B shares to the EAFE Index, you should also note that the fund's performance reflects the applicable sales charge, while no such charge is reflected in the performance of the index.

+ The EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

INDUSTRY SECTORS



A FOCUS ON THE NETHERLANDS HELPED KEMPER INTERNATIONAL FUND OUTPERFORM*

Data shows the geographic composition of the FT/S&P World Ex U.S. Index, an unmanaged index that is a generally accepted benchmark for major overseas markets, and the corresponding percentage for Kemper International Fund as of October 31, 1997. Differences in the composition help explain the differences in the performance of each. Please note, the fund also invests in other countries not reflected in this chart.

                                 [BAR GRAPH]




                       KEMPER INTERNATIONAL FUND      FT/S&P WORLD EX U.S. INDEX
                              AT 10/31/97                     AT 10/31/97
NETHERLANDS                     15.9%                            4.6%

JAPAN                           12.4%                           27.2%

UNITED KINGDOM                  12.4%                           21.0%

SWITZERLAND                      7.3%                            5.8%

FRANCE                           5.9%                            6.3%

CANADA                           5.5%                            5.0%

GERMANY                          4.2%                            7.3%

ITALY                            4.2%                            3.0%

SWEDEN                           3.9%                            2.7%

HONG KONG                        1.0%                            3.2%


*Portfolio composition and holdings are subject to change.

                                 [BAR GRAPH]




                      TOP AND BOTTOM MARKET PERFORMANCE
                               11/1/96-10/31/97
FINLAND                           42.6%

ITALY                             40.7%

SPAIN                             33.9%

MEXICO                            32.9%

NORWAY                            32.2%

SINGAPORE                        -38.6%

INDONESIA                        -39.3%

PHILIPPINES                      -55.1%

MALAYSIA                         -59.7%

THAILAND                         -74.4%

Source: FT/S&P World Indices, generally accepted benchmarks for world market performance. Returns in $US. Returns shown are historical and do not guarantee future results.

LARGEST HOLDINGS

KEMPER INTERNATIONAL FUND'S TOP 20 HOLDINGS*

Following is a list of the top 20 holdings in the fund as of October 31, 1997 and the percentage of net assets for each holding.

-------------------------------------------------------------------------------------------------------
            Holdings                            Country                                         Percent
-------------------------------------------------------------------------------------------------------
1.          BANK OF IRELAND                     Ireland                                            3.6%

2.          ELF AQUITAINE                       France                                             3.1%

3.          NOVARTIS                            Switzerland                                        3.0%

4.          L.M. ERICSSON                       Sweden                                             2.7%

5.          BARCLAYS                            United Kingdom                                     2.7%

6.          GLAXO WELLCOME                      United Kingdom                                     2.6%

7.          AEGON                               Netherlands                                        2.3%

8.          PETRO CANADA                        Canada                                             2.2%

9.          ROCHE HOLDINGS                      Switzerland                                        2.2%

10.         TELECOM ITALIA MOBILE               Italy                                              2.2%

11.         ING GROEP                           Netherlands                                        2.1%

12.         BRITISH PETROLEUM                   United Kingdom                                     2.1%

13.         TELECOM ITALIA                      Italy                                              2.0%

14.         CARREFOUR                           France                                             1.8%

15.         PHILIP SERVICES                     Canada                                             1.7%

16.         HUDSON'S BAY CO.                    Canada                                             1.6%

17.         VEBA                                Germany                                            1.6%

18.         KONINKLIJKE AHOLD                   Netherlands                                        1.6%

19.         SONY CORP.                          Japan                                              1.6%

20.         BANCO POPULAR                       Spain                                              1.5%

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1997
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                        NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
EUROPE
NETHERLANDS--15.8%                       Aalberts Industries, N.V.
                                           capital goods and components                    240,425      $  6,305
                                         Aegon, N.V.
                                           insurance company                               170,851        13,469
                                         Beter Bed Holding, N.V.
                                           furniture retailer                               83,500         1,820
                                         De Boer Unigro, N.V.
                                           food retailer                                   168,600         5,647
                                         Getronics, N.V.
                                           information and communication services          197,000         6,507
                                         IHC Caland, N.V.
                                           engineering services                             85,333         5,250
                                         ING Groep, N.V.
                                           banking and insurance                           300,784        12,632
                                         Koninklijke Ahold, N.V.
                                           food retailer                                   365,478         9,360
                                         Nedcon Groep
                                           manufacturer of racking systems                  67,000         3,763
                                         Oce-Van Der Grinten
                                           photocopy and printing services                  44,903         5,125
                                         Royal Dutch Petroleum
                                           petroleum producer                              123,040         6,511
                                         Sligro Beheer, N.V.
                                           distributor of food and nonfood products         50,000         3,336
                                         Unique International, N.V.
                                           temporary employment                            268,080         6,672
                                         Vedior, N.V.
                                           temporary employment                            329,500         6,774
                                         -----------------------------------------------------------------------
                                                                                                          93,171
----------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--12.4%                    BBA Group, PLC
                                           diversified engineering company                 743,541         5,011
                                         Barclays, PLC
                                           banking                                         623,530        15,611
                                      (a)British Bio-Technology Group
                                           pharmaceutical company                        1,397,500         2,379
                                         British Petroleum
                                           petroleum producer                              826,837        12,146
                                         Glaxo Wellcome
                                           pharmaceutical company                          712,861        15,277
                                         Marks & Spencer, PLC
                                           consumer goods and foods retailer               340,000         3,450
                                         Prudential Corp., PLC
                                           financial services                              565,000         6,026
                                         Rentokil Group, PLC
                                           services company                              1,440,000         5,795
                                         Zeneca Group, PLC
                                           pharmaceutical company                          220,000         6,939
                                         -----------------------------------------------------------------------
                                                                                                          72,634

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--7.3%                        Alusuisee-Lonza Holding
                                           aluminum, chemicals and packaging
                                           manufacturer                                      6,000      $  5,393
                                         Ciba Specialty Chemicals
                                           chemical producer                                71,493         7,040
                                         Novartis
                                           pharmaceutical company                           11,200        17,589
                                         Roche Holdings, A.G., with warrants
                                           expiring 1998
                                           pharmaceutical company                            1,487        13,103
                                         -----------------------------------------------------------------------
                                                                                                          43,125
----------------------------------------------------------------------------------------------------------------
FRANCE--5.9%                             Carrefour, S.A.
                                           food retailer                                    20,845        10,901
                                         Elf Aquitaine
                                           oil and gas producer                            149,000        18,483
                                         Technip, S.A.
                                           engineering company                              50,000         5,307
                                         -----------------------------------------------------------------------
                                                                                                          34,691
----------------------------------------------------------------------------------------------------------------
SPAIN--5.0%                              Banco Bilbao Vizcaya, S.A.
                                           banking                                         163,140         4,366
                                         Banco Popular Espanol, S.A.
                                           banking                                         148,800         8,793
                                         Banco Santander, S.A.
                                           banking                                         273,000         7,653
                                         Prosegur, Cia de Seguridad, S.A.
                                           security services provider                      290,000         3,252
                                         Telefonica de Espana, S.A.
                                           domestic and international
                                           telecommunications                              200,000         5,463
                                         -----------------------------------------------------------------------
                                                                                                          29,527
----------------------------------------------------------------------------------------------------------------
IRELAND--4.8%                            Bank of Ireland
                                           banking                                       1,660,727        20,987
                                         Independent Newspapers, PLC
                                           publisher                                     1,208,734         7,028
                                         -----------------------------------------------------------------------
                                                                                                          28,015
----------------------------------------------------------------------------------------------------------------
ITALY--4.2%                              Telecom Italia Mobile
                                           mobile telecommunications provider            3,480,000        12,930
                                         Telecom Italia, SpA
                                           telecommunications provider                   1,872,000        11,752
                                         -----------------------------------------------------------------------
                                                                                                          24,682
----------------------------------------------------------------------------------------------------------------
GERMANY--4.2%                            Mannesmann, A.G.
                                           capital goods producer                           16,000         6,768
                                         SGL CARBON, A.G.
                                           chemical producer                                60,000         8,437
                                         Veba, A.G.
                                           electric utility                                169,000         9,436
                                         -----------------------------------------------------------------------
                                                                                                          24,641

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
                                         L.M. Ericsson Telephone Co., "B"
                                           telecommunications equipment
SWEDEN--3.9%                               MANUFACTURER                                    360,000      $ 15,874
                                         Skandia Forsakrings, A.B.
                                           insurance and banking                           145,240         6,792
                                         -----------------------------------------------------------------------
                                                                                                          22,666
----------------------------------------------------------------------------------------------------------------
PORTUGAL--.6%                            Electricidade
                                           electricity provider                            208,000         3,657
                                         -----------------------------------------------------------------------
                                         TOTAL EUROPEAN COUNTRIES--64.1%                                 376,809
----------------------------------------------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------------------------------------------
JAPAN--12.3%                             Bellsystem 24, Inc.
                                           telemarketing firm                               27,000         3,727
                                         Canon, Inc.
                                           precision instruments manufacturer              299,000         7,259
                                         Circle K Japan
                                           convenience retailer                             90,000         4,625
                                         Fuji Photo Film Co., Ltd.
                                           precision instruments manufacturer              216,000         7,830
                                         Honda Motor Co., Ltd.
                                           automobile manufacturer                         218,000         7,341
                                         Murata Manufacturing
                                           electronics components manufacturer             142,000         5,762
                                         Nikon Corp.
                                           precision instruments manufacturer              305,000         3,398
                                         Noritsu Koki Co., Ltd.
                                           precision instruments manufacturer               82,600         2,747
                                         Ricoh Co., Ltd.
                                           precision instruments manufacturer              559,000         7,204
                                         Shohkoh Fund & Co., Ltd.
                                           financing company                                15,200         4,929
                                         Sony Corp.
                                           electronics manufacturer                        112,000         9,303
                                         Toppan Printing Co., Ltd.
                                           printing services                               236,000         2,963
                                         Toray Industries
                                           textile manufacturer                          1,015,000         5,654
                                         -----------------------------------------------------------------------
                                                                                                          72,742
----------------------------------------------------------------------------------------------------------------
HONG KONG--1.0%                          CITIC Pacific, Ltd.
                                           conglomerate                                    600,000         2,872
                                         HSBC Holdings, PLC
                                           banking                                         139,804         3,165
                                         -----------------------------------------------------------------------
                                                                                                           6,037
----------------------------------------------------------------------------------------------------------------
SINGAPORE--.4%                           Development Bank of Singapore
                                           banking                                         218,000         2,037
                                         -----------------------------------------------------------------------
                                         TOTAL PACIFIC REGION--13.7%                                      80,816

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES                                                               NUMBER OF SHARES    VALUE
----------------------------------------------------------------------------------------------------------------
CANADA--5.5%                             Hudson's Bay Co.
                                           department store retailer                       412,400      $  9,441
                                         Petro-Canada
                                           oil and gas company                             645,300        13,108
                                      (a)Philip Services Corp.
                                           recycling                                       564,700         9,882
                                         -----------------------------------------------------------------------
                                                                                                          32,431
----------------------------------------------------------------------------------------------------------------
NEW ZEALAND--.4%                         Restaurant Brands New Zealand, Ltd.
                                           retailer food chains                          1,925,000         2,498
                                         -----------------------------------------------------------------------
                                         TOTAL COMMONWEALTH COUNTRIES--5.9%                               34,929
----------------------------------------------------------------------------------------------------------------
LATIN AMERICA
----------------------------------------------------------------------------------------------------------------
MEXICO--3.2%                             Cementos Mexicanos, S.A. de C.V., "B," ADR
                                           cement producer                                 712,000         3,092
                                         Fomento Economico Mexicano de C.V., "B," ADR
                                         beer and soft drink manufacturer                  470,000         3,159
                                         Grupo Carso, S.A. de C.V., ADR
                                           industrial conglomerate                         452,700         2,817
                                         Grupo Elektra, S.A. de C.V., GDR
                                           retailer                                      2,400,000         3,279
                                         Industries Bachoco, S.A.
                                           poultry producer                                161,750         2,750
                                         Kimberly-Clark de Mexico, S.A. de C.V.
                                           paper products producer                         813,000         3,429
                                         -----------------------------------------------------------------------
                                                                                                          18,526
----------------------------------------------------------------------------------------------------------------
CHILE--.6%                               Supermercados Unimarc, S.A.
                                           food retailer                                   257,900         3,869
                                         -----------------------------------------------------------------------
                                         TOTAL LATIN AMERICAN COUNTRIES--3.8%                     22,395
                                         -----------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--87.5%
                                         (Cost: $410,409)                                                514,949
                                         -----------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL
                                                                                            AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.54% to 5.70%
INSTRUMENTS--10.1%
                                         Due--November and December, 1997
                                         Countrywide Home                                  $ 7,000         6,988
                                         Dynamic Funding Co.                                 6,500         6,458
                                         Enron Corp.                                        13,400        13,348
                                         GTE Corp.                                          13,000        12,937
                                         Other                                              19,600        19,561
                                         -----------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--10.1%
                                         (Cost: $59,294)                                                  59,292
                                         -----------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.6%
                                         (Cost: $469,703)                                                574,241
                                         -----------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--2.4%                             13,828
                                         -----------------------------------------------------------------------
                                         NET ASSETS--100%                                               $588,069
                                         -----------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

At October 31, 1997, the Fund's portfolio of investments had the following industry diversification (dollars in thousands):

                                                              VALUE        %
-------------------------------------------------------------------------------
Financial                                                     109,332     18.6
-------------------------------------------------------------------------------
Consumer Cyclical                                              84,512     14.4
-------------------------------------------------------------------------------
Health Care                                                    55,287      9.4
-------------------------------------------------------------------------------
Energy                                                         50,248      8.5
-------------------------------------------------------------------------------
Utilities                                                      47,657      8.1
-------------------------------------------------------------------------------
Technology                                                     46,015      7.8
-------------------------------------------------------------------------------
Consumer Staples                                               43,404      7.4
-------------------------------------------------------------------------------
Capital Goods                                                  42,051      7.0
-------------------------------------------------------------------------------
Basic Industries                                               36,443      6.2
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                           514,949     87.5
-------------------------------------------------------------------------------
OTHER NET ASSETS                                               73,120     12.5
-------------------------------------------------------------------------------
NET ASSETS                                                   $588,069    100.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $469,703,000 for federal income tax purposes at October 31 1997, the gross unrealized appreciation was $117,515,000, the gross unrealized depreciation was $12,977,000 and the net unrealized appreciation on investments was $104,538,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERNATIONAL FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Fund as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 16, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $469,703)                                                $574,241
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                22,899
------------------------------------------------------------------------
  Fund shares sold                                                 2,873
------------------------------------------------------------------------
  Dividends                                                        1,112
------------------------------------------------------------------------
    TOTAL ASSETS                                                 601,125
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     1,899
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            8,583
------------------------------------------------------------------------
  Fund shares redeemed                                             1,251
------------------------------------------------------------------------
  Management fee                                                     387
------------------------------------------------------------------------
  Distribution services fee                                          108
------------------------------------------------------------------------
  Administrative services fee                                        138
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             635
------------------------------------------------------------------------
  Trustees' fees                                                      55
------------------------------------------------------------------------
    Total liabilities                                             13,056
------------------------------------------------------------------------
NET ASSETS                                                      $588,069
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $456,080
------------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             24,701
------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                104,563
------------------------------------------------------------------------
Undistributed net investment income                                2,725
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $588,069
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($409,470 / 32,299 shares outstanding)                          $12.68
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                     $13.45
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($143,144 / 11,450 shares outstanding)                          $12.50
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($16,658 / 1,332 shares outstanding)                            $12.51
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($18,797 / 1,478 shares outstanding)                            $12.72
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------
  Dividends                                                                         $ 8,353
-------------------------------------------------------------------------------------------
  Interest                                                                            1,355
-------------------------------------------------------------------------------------------
                                                                                      9,708
-------------------------------------------------------------------------------------------
  Less foreign taxes withheld                                                           814
-------------------------------------------------------------------------------------------
    Total investment income                                                           8,894
-------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      4,131
-------------------------------------------------------------------------------------------
  Administrative services fee                                                         1,280
-------------------------------------------------------------------------------------------
  Distribution services fee                                                           1,066
-------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                              3,366
-------------------------------------------------------------------------------------------
  Professional fees                                                                      97
-------------------------------------------------------------------------------------------
  Reports to shareholders                                                               140
-------------------------------------------------------------------------------------------
  Trustees' fees and other                                                               45
-------------------------------------------------------------------------------------------
    Total expenses                                                                   10,125
-------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                  (1,231)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign
  currency transactions                                                              29,101
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                                       37,579
-------------------------------------------------------------------------------------------
Net gain on investments                                                              66,680
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $65,449
-------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED OCTOBER 31,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $ (1,231)               847
-------------------------------------------------------------------------------------------
  Net realized gain                                               29,101             32,629
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           37,579             21,127
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              65,449             54,603
-------------------------------------------------------------------------------------------
Net equalization credits (charges)                                  (309)               399
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (4,092)            (3,561)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (27,136)            (1,726)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (31,228)            (5,287)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                      81,914             57,820
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     115,826            107,535
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                472,243            364,708
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $2,725 and $4,541, respectively)           $588,069            472,243
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper International Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

NOTES TO FINANCIAL STATEMENTS



                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,131,000 for the year ended October 31, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

NOTES TO FINANCIAL STATEMENTS


                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                 COMMISSIONS         COMMISSIONS
                                                                 RETAINED BY       ALLOWED BY ZKDI
                                                                    ZKDI              TO FIRMS
                                                                 -----------       ---------------
                             Year ended October 31, 1997           $96,000             959,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                     AND CDSC        DISTRIBUTION FEES PAID
                                                                 RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                 -----------------   ----------------------
                             Year ended October 31, 1997            $1,296,000            1,826,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                     ASF PAID BY THE   ASF PAID BY ZKDI
                                                                      FUND TO ZKDI         TO FIRMS
                                                                     ---------------   ----------------
                             Year ended October 31, 1997               $1,280,000         1,301,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $1,913,000 for the year ended October 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $23,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $440,256

                             Proceeds from sales                         451,844

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                               YEAR ENDED OCTOBER 31,
                                                                      1997                              1996
                                                              -----------------------           ----------------------
                                                              SHARES         AMOUNT             SHARES        AMOUNT
                                       -------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                14,874       $ 187,364            9,032       $ 103,622
                                       -------------------------------------------------------------------------------
                                        Class B                 8,424         106,475            6,520          75,871
                                       -------------------------------------------------------------------------------
                                        Class C                 1,156          14,610              558           6,539
                                       -------------------------------------------------------------------------------
                                        Class I                 1,171          14,846              922          10,499
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 2,001          22,720              432           4,573
                                       -------------------------------------------------------------------------------
                                        Class B                   509           5,790               27             288
                                       -------------------------------------------------------------------------------
                                        Class C                    42             481                1              15
                                       -------------------------------------------------------------------------------
                                        Class I                   101           1,173               23             243
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (14,522)       (184,532)          (9,179)       (104,837)
                                       -------------------------------------------------------------------------------
                                        Class B                (5,205)        (66,707)          (2,290)        (28,074)
                                       -------------------------------------------------------------------------------
                                        Class C                  (486)         (6,267)            (145)         (1,808)
                                       -------------------------------------------------------------------------------
                                        Class I                (1,094)        (14,039)            (787)         (9,111)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   433           5,529              139           1,595
                                       -------------------------------------------------------------------------------
                                        Class B                  (438)         (5,529)            (140)         (1,595)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  81,914                        $  57,820
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------
                                                           CLASS A
                                           -------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                           -------------------------------------------
                                            1997    1996    1995    1994     1993
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of year         $11.96   10.59   11.13   10.56    8.17
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        --     .04     .07      --     .03
--------------------------------------------------------------------------------------
  Net realized and unrealized gain           1.52    1.50     .05     .86    2.54
--------------------------------------------------------------------------------------
Total from investment operations             1.52    1.54     .12     .86    2.57
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .12     .12      --      --     .18
--------------------------------------------------------------------------------------
  Distribution from net realized gain         .68     .05     .66     .29      --
--------------------------------------------------------------------------------------
Total dividends                               .80     .17     .66     .29     .18
--------------------------------------------------------------------------------------
Net asset value, end of year               $12.68   11.96   10.59   11.13   10.56
--------------------------------------------------------------------------------------
TOTAL RETURN                                13.49%  14.70    1.69    8.32   32.08
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------
Expenses                                     1.57%   1.64    1.57    1.54    1.69
--------------------------------------------------------------------------------------
Net investment income                         .16%    .34     .83     .02     .37
--------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------
                                                           CLASS B
                                           ----------------------------------------
                                                 YEAR ENDED
                                                 OCTOBER 31,            MAY 31 TO
                                           ---------------------        OCTOBER 31,
                                            1997    1996    1995           1994
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------
Net asset value, beginning of period       $11.81   10.46   11.09         10.58
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                        (.12)   (.06)   (.02)         (.04)
-----------------------------------------------------------------------------------
  Net realized and unrealized gain           1.51    1.47     .05           .55
-----------------------------------------------------------------------------------
Total from investment operations             1.39    1.41     .03           .51
-----------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income     .02     .01      --            --
-----------------------------------------------------------------------------------
  Distribution from net realized gain         .68     .05     .66            --
-----------------------------------------------------------------------------------
Total dividends                               .70     .06     .66            --
-----------------------------------------------------------------------------------
Net asset value, end of period             $12.50   11.81   10.46         11.09
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)               12.32%  13.59     .84          4.82
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------
Expenses                                     2.57%   2.53    2.50          2.58
-----------------------------------------------------------------------------------
Net investment loss                          (.84)%  (.55)   (.10)         (.97)
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              -----------------------------------    --------------------------
                                                            CLASS C                            CLASS I
                                              -----------------------------------    --------------------------
                                                    YEAR ENDED                        YEAR ENDED
                                                    OCTOBER 31,       MAY 31 TO       OCTOBER 31,     JULY 3 TO
                                              ---------------------   OCTOBER 31,    --------------  OCTOBER 31,
                                               1997    1996    1995       1994       1997    1996       1995
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period          $11.81   10.46   11.09      10.58      11.99   10.61      10.09
----------------------------------------------------------------------------------   ---------------------------
Income from investment operations:
  Net investment income (loss)                  (.09)   (.06)   (.02)      (.04)       .07     .10        .04
----------------------------------------------------------------------------------   ---------------------------
  Net realized and unrealized gain              1.49    1.47     .05        .55       1.53    1.48        .48
----------------------------------------------------------------------------------   ---------------------------
Total from investment operations                1.40    1.41     .03        .51       1.60    1.58        .52
----------------------------------------------------------------------------------   ---------------------------
Less dividends:
  Distribution from net investment income        .02     .01      --         --        .19     .15         --
----------------------------------------------------------------------------------   ---------------------------
  Distribution from net realized gain            .68     .05     .66         --        .68     .05         --
----------------------------------------------------------------------------------   ---------------------------
Total dividends                                  .70     .06     .66         --        .87     .20         --
----------------------------------------------------------------------------------   ---------------------------
Net asset value, end of period                $12.51   11.81   10.46      11.09      12.72   11.99      10.61
----------------------------------------------------------------------------------   ---------------------------
TOTAL RETURN (NOT ANNUALIZED)                  12.45%  13.59     .84       4.82      14.19   15.19       5.15
----------------------------------------------------------------------------------   ---------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------   ---------------------------
Expenses                                        2.49%   2.50    2.50       2.52       1.04    1.10        .85
----------------------------------------------------------------------------------   ---------------------------
Net investment income (loss)                    (.76)%  (.52)   (.10)      (.91)       .69     .88       1.32
----------------------------------------------------------------------------------   ---------------------------


------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES                             YEAR ENDED OCTOBER 31,
------------------------------------------------------------------------------------------------------
                                                1997        1996        1995         1994       1993
------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)      $588,069     472,243     364,708     418,282    289,898
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             76%        104         114         103        156
------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended October 31, 1997 and 1996 were $.0130 and $.0182, respectively. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.
------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the years ended 1995 and 1996 were determined based on average shares outstanding.

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      CHARLES R. MANZONI, JR.
President and Trustee                   Vice President

DAVID W. BELIN                          JOHN E. NEAL
Trustee                                 Vice President

LEWIS A. BURNHAM                        STEVEN H. REYNOLDS
Trustee                                 Vice President

DONALD L. DUNAWAY                       PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary
ROBERT B. HOFFMAN
Trustee                                 JEROME L. DUFFY
                                        Treasurer
DONALD R. JONES
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT              P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND              INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT             801 Pennsylvania
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
FOREIGN CUSTODIAN          THE CHASE MANHATTAN BANK
                           Chase Metro Center
                           Brooklyn, NY 11245

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS       ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER      ZURICH KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper International and Global Funds prospectus.
KIF - 2 (12/97) 1040960